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                                                                EXHIBIT 10(e)


                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of June 30, 1995 among NUCLEAR METALS, INC., a Massachusetts corporation ("Nuclear Metals"), CAROLINA METALS, INC., a Delaware corporation ("Carolina Metals", together with Nuclear Metals, "Borrowers") and STATE STREET BANK AND TRUST COMPANY, an FDIC insured Massachusetts chartered trust company ("Bank"). Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Credit Agreement, as defined below.

     WHEREAS, the Borrowers and the Bank entered into a Credit Agreement ("Credit Agreement") dated as of March 31, 1995 pursuant to which the Bank established a credit facility in favor of the Borrowers in the principal amount of $4,650,000 comprised of (a) a revolving line of credit of $2,250,000, and (b) a term credit of $2,400,000;

     WHEREAS, the Borrowers have requested the Bank to, among other things, increase the revolving line of credit by $1,000,000;

     NOW, THEREFORE, the parties agree as follows:

     1. Section 1.01 of the Credit Agreement is amended by (a) replacing "$4,650,000" with "$5,650,000," and (b) replacing "$2,250,000" with
"$3,250,000".

     2. Section 1.02(a) of the Credit Agreement is amended by replacing "$2,250,000" with "$3,250,000".

     3. Section 1.02(b) of the Credit Agreement is amended by replacing the text thereof with the following:


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          "The Borrowing Base shall consist of (i) the sum of 80% of Eligible
          Accounts plus the Overadvance Amount, less (ii) 100% of the maximum outstanding liability under any letter of credit issued by the Bank on behalf of either Borrower (including letters of credit issued prior to the date hereof); provided that commencing May 1, 1995 and on the first day of each month thereafter, the percentage of Eligible Accounts in the Borrowing Base shall decline by 1.11%."

     4. Section 1.02(b) of the Credit Agreement is further amended by adding after the last paragraph thereof the following paragraph:

          "'Overadvance Amount' means (a) for the period June 30, 1995 to December 31, 1995, $1,000,000, and (b) at any time after December 31, 1995, $0."

     5. Section 1.05 of the Credit Agreement is amended by replacing "$1,250,000" with "$2,250,000."

     6. Exhibit 1.02(b)(ii) of the Credit Agreement is amended by replacing it with Exhibit A attached hereto.

     7. The Borrowers (a) represent and warrant that (i) all representations and warranties set forth in the Credit Agreement and Joint Security Agreement ("Joint Security Agreement") between the Borrowers and the Bank dated as of March 31, 1995 are true and accurate as of the date hereof and (ii) no Event of Default exists, (b) agree that the term "Credit Agreement," as defined in the Security Agreement ("Security Agreement") is redefined to mean the Credit Agreement dated as of March 31, 1995 between the Borrowers and the Bank, as amended, restated, modified or/or supplemented from time to time, and (c) acknowledge and agree that the security interest granted to the Bank pursuant to the Security Agreement secures any and all obligations of either Borrower to the Bank, now existing or hereafter arising, including without limitation, the obligations of the Borrowers to the Bank in


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respect of the Revolving Credit, as increased hereby and the Revolving Credit
Note, as amended in connection herewith.

     8. All terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed and the execution and delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or any agreement or instrument related to or executed in connection therewith (including the Guaranty Agreement dated as of April 13, 1995 executed by CMI in favor of the Bank), nor constitute a waiver of any provision of the Credit Agreement or any such agreement or instrument.

     9. This First Amendment shall be effective only upon the Bank's receipt of (a) a duly executed amendment to the Revolving Credit Note in form and substance satisfactory to the Bank, and (b) a legal opinion from counsel to the Borrowers in form and substance satisfactory to the Bank.

     10. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any other parties hereto may execute this First Amendment by signing any such counterpart. This First Amendment shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

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     IN WITNESS WHEREOF, the parties have signed this First Amendment under seal as of the date first above written.

                                   NUCLEAR METALS, INC.


                                   By:  /S/ JAMES M. SPIEZIO
                                        ------------------------------
                                         Name:  James M. Spiezio
                                         Title:  Vice President Finance


                                   CAROLINA METALS, INC.


                                   By:  /S/ JAMES M. SPIEZIO
                                        ------------------------------
                                         Name:  James M. Spiezio
                                         Title:  Vice President Finance


                                   STATE STREET BANK AND TRUST
                                   COMPANY


                                   By:  /S/ WILLIAM R. DEWEY IV
                                        ------------------------------
                                         Name:  William R. Dewey IV
                                         Title:  Vice President